UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07963

The New York State Opportunity Funds

(Exact name of registrant as specified in charter)

5710 Commons Park

E. Syracuse, New York 13057

(Address of principal executive offices)

(Zip code)

Gregg A. Kidd

Pinnacle Advisors LLC

5710 Commons Park

E. Syracuse, New York 13057

 (Name and address of agent for service)

Registrant's telephone number, including area code: (315) 251-1101

Date of fiscal year end: March 31

Date of reporting period: March 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

New York State Opportunity Funds

New York Equity Fund

Annual Report
March 31, 2006

Investment Adviser
Pinnacle Advisors LLC
5710 Commons Park Dr.
East Syracuse, NY 13057

May 30, 2006

Dear Shareholder:

As we reflect on the past year it reinforces that we continue to gain from the severe bear market that ended in October of 2002.  As time goes on we see how the U.S. Equity Markets have continued to recover from the bursting of the bubble in 2000.  Although the gains for our fund kept pace with the overall market this past year, I am more optimistic for the year ahead.

 First, let’s look at the past year.  Our fund returned 11.18% for the period ending March 2006.  We were just about in line with the S+P 500 ahead by a mere .39% for the same period.  When looking back 3 years we annualized at just over 19% for the same period which was ahead of the S+P by just over 4% annualized.  Helping these returns were good performance by some of our top holdings including: Copytele, Corning and Regeneron Pharmaceuticals.  I continue to be optimistic that these holdings will continue to provide good returns to you our shareholder.

What has made the performance of the stock market so impressive is the headwind it has endured to achieve the gains we have seen.  The Iraq war, which by now is accepted as less than successful, continues to drag on with no immediate solution at hand.  Also we see oil in the range of $70.00 a barrel, which has translated to most consumers paying at least $3.00 a gallon for their vehicle.  Most experts do not look for any decrease in the demand for oil with the rest of the world especially China being large consumers.  But why haven’t these factors caused inflation to run rampant with much higher interest rates and a declining stock market?  Of course the Federal Reserve has raised short-term rates routinely the past couple of years but with little effect on long term rates such as bond yields and mortgages.  The reality is that when compared to wages, the average American  is paying only about $0.04 on the dollar for gasoline up from around $0.03 a couple of decades ago.  Wages have grown during this period to dampen the high cost of fuel for all but the lowest wage earners in the country.  Thus to most Americans it is almost patriotic to complain about the cost of fuel but hasn’t dramatically changed people’s behavior.

So what could happen with the stock market with some good news on the war front? At some point there will be an exit strategy implemented most likely before the 2008 Presidential election.  History has shown numerous times that sky high oil prices during “shortages” almost always are followed by a severe drop in fear and price when its realized there’s plenty of oil available. With many promising alternatives (Ethanol) being pursued like never before, I suspect oil prices will suffer the same fate they always have in the past.  These events will have a dramatic effect on both the psychological and economic well being of our country.

In closing, while your patience in the fund has paid off the past few years I believe we could see better returns ahead. As is always the case there will be many bumps along the way but to those able to look at the long term we remain confident in our goal to help you achieve returns to make your investment prove worthwhile.  Thank you for your continued confidence.

Sincerely,

Gregg A. Kidd

Portfolio Manager

New York Equity Fund

Comparison of the Change in Value of a $10,000 Investment in the New York Equity Fund
and the Standard & Poor's 500 Index
New York Equity Fund
Average Annual Total Returns (a)
(for periods ended March 31, 2006)
$23,500
$21,000
$18,500
$16,000
$13,500
$11,000
$8,500
$6,000
$3,500
May-97
Dec-97
Sep-98
Jun-99
Mar-00
Dec-00
Sep-01
Jun-02
Mar-03
Dec-03
Sep-04
Jun-05
Mar-06
$15,544
$9,832
New York Equity Fund
S&P 500 Index

*Initial public offering of shares was May 12, 1997.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

This chart assumes an initial investment of $10,000 made on November 23, 1998. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

Past performance is not predictive of future performance.

New York Equity Fund

Graphical Illustration (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

NEW YORK EQUITY FUND
SCHEDULE OF INVESTMENTS
March 31, 2006

Shares	Common Stocks - 99.21%	Value

	Beverages - 4.29%
8,000	Constellation Brands, Inc. (a)	$ 200,400

	Computer & Office Equipment - 3.53%
2,000	International Business Machines Corp.	164,940

	Computer Peripheral Equipment, NEC - 3.96%
17,500	Symbol Technologies, Inc.	185,150

	Electromedical & Electrotherapeutic Apparatus - 3.69%
9,000	Conmed Corp.	172,350

	Financial - 29.65%
1,350	Bear Stearns Cos., Inc.	187,245
4,000	Citigroup, Inc.	188,960
1,200	Goldman Sachs Group, Inc.	188,352
1,300	Lehman Brothers Holdings, Inc.	187,889
1,500	M&T Bank Corp.	171,210
3,000	JP Morgan Chase & Co.	124,920
2,000	Merrill Lynch & Co.	157,520
15,000	Partners Trust Financial Group	178,800
		1,384,896
	In Vitro & In Vivo Diagnostics Substances - 4.12%
6,000	OSI Pharmaceuticals, Inc. (a)	192,600

	Information Technology - 18.2%
750,000	CopyTele, Inc. (a)	675,000
6,500	Corning, Inc. (a)	174,915
		849,915

	Measuring & Controlling Devices, NEC - 6.02%
75,000	Mechanical Technology, Inc.	281,250

	Periodicals: Publishing or Publishing & Printing - 3.61%
10,000	Martha Stewart Living Omnimedia, Inc.	168,600

	Pharmaceutical Preporations - 11.83%
7,000	Bristol Myers Squibb Co.	172,270
7,000	Hi-Tech Pharmacal Co., Inc.	197,400
11,000	Regeneron Pharmeceuticals, Inc. (a)	182,930
		552,600

	Services-Comercial, Physical & Biological Research - 3.81%
17,500	Albany Molecular Research, Inc. (a)	177,800

	Radio Broadcasting Stations - 5.43%
50,000	Sirius Satellite Radio, Inc. (a)	253,500

	Software - 1.07%
220,000	Nibex, Inc. (a) (b)	49,999

	Total Common Stocks - (Cost $3,632,610)	$ 4,634,000

	Other Assets Less Liabilities - .79%	37,057

	Net Assets - 100.0%	$ 4,671,057

(a) Non-income producing security.
(b) Restricted Security.

NEW YORK EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006

ASSETS
Investment securities, at value (Cost $3,632,610)	$ 4,634,000
Cash	84,103
Dividends	175
Receivable from Advisor	25,218
Other Assets	1,798
TOTAL ASSETS	4,745,294

LIABILITIES
Payable for Securities Purchased	68,441
Accrued Expenses	3,998
TOTAL LIABILITIES	72,439

NET ASSETS	$ 4,672,855

NET ASSETS CONSIST OF:
Paid-in capital	$ 9,347,219
Accumulated net realized losses from security transactions	(5,675,754)
Net unrealized appreciation on investments	1,001,390
NET ASSETS	$ 4,672,855

Shares of beneficial interest outstanding (unlimited number
of shares authorized, no par value)	521,364

Net asset value per share	$ 8.96

NEW YORK EQUITY FUND
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2006

INVESTMENT INCOME
Dividends	$30,575

EXPENSES
Investment advisory fees (Note 3)	46,086
Professional fees	34,824
Compliance fees	18,000
Accounting fees	15,531
Transfer agent fees	6,025
Trustees' fees and expenses	6,000
Custodian fees	5,718
Other expenses	3,181
Insurance expense	1,500
Registration fees	2,170
Postage and supplies	2,306
TOTAL EXPENSES	141,341
Fees waived and expenses reimbursed by the Advisor (Note 3)	(50,090)
NET EXPENSES	91,251

NET INVESTMENT LOSS	(60,676)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(295,320)
Net increase in unrealized appreciation on investments	846,258
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	550,938

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 490,262

NEW YORK EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2006	Year Ended March 31, 2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$ (60,676)	$ (79,902)
Net realized gain (loss) from investments	(295,320)	679,071
Unrealized appreciation
(depreciation) on investments	846,258	(1,153,682)
Net increase (decrease) in net assets resulting from operations	490,262	(554,513)

Capital share transactions - (Note 8)	(642,252)	(759,940)

TOTAL DECREASE	(151,990)	(1,314,453)

NET ASSETS
Beginning of year	4,824,845	6,139,298
End of year	$ 4,672,855	$ 4,824,845

NEW YORK EQUITY FUND
FINANCIAL HIGHLIGHTS

Selected per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Year

	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2002

Net asset value at beginning of year	$ 8.05	$ 8.95	$ 5.73	$ 8.63	$ 11.35

Income (loss) from investment operations:
Net investment loss (a)	(0.11)	(0.13)	(0.08)	(0.08)	(0.16)
Net realized and unrealized gain (loss) on investment transactions	1.02	(0.77)	3.30	(2.82)	(2.56)
Total from investment operations	0.91	(0.90)	3.22	(2.90)	(2.72)

Less Distributions	0.00	0.00	0.00	0.00	0.00

Net asset value at end of year	$ 8.96	$ 8.05	$ 8.95	$ 5.73	$ 8.63

Total return (b)	11.30%	-10.06%	56.19%	-33.60%	-23.96%

Net assets at end of year	$ 4,672,855	$ 4,824,845	$ 6,139,298	$ 4,040,352	$ 6,578,148

Ratios/Supplemental Data
Ratio of net expenses to average net assets (c)	1.98%	1.98%	1.98%	1.98%	2.06%
Ratio of net investment income to average net assets	(1.32)%	(1.42)%	(1.02)%	(1.40)%	(1.55)%

Portfolio turnover rate	122%	97%	123%	73%	106%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)	Total returns shown exclude the effect of applicable sales loads and assume reinvestment of dividends.
(c)	Ratios of expenses to average net assets, assuming no waiver of fees and/or reimbursement of expenses by the advisor, would have been 3.07%, 2.69%, 3.04%, 4.82%
and 3.26% for the years ended March 31, 2006, 2005, 2004, 2003 and 2002, respectively (Note 3).

NEW YORK EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2006

1.   SIGNIFICANT ACCOUNTING POLICIES

The New York Equity Fund (the “Fund”) is a non-diversified series of The New York State Opportunity Funds (the “Trust”).  The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Massachusetts business trust on November 20, 1996.  The Fund was capitalized on February 18, 1997, when affiliates of Pinnacle Advisors LLC (the “Advisor”) purchased the initial shares of the Fund at $10 per share.  The Fund began the public offering of shares on May 12, 1997.

The Fund seeks to provide long-term capital growth by investing primarily in the common stocks of publicly-traded companies headquartered in the state of New York and those companies having a significant presence in the state.

The following is a summary of the Fund's significant accounting policies:

Securities Valuation – Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.  The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the board of Trustees.

Investment Income – Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.

Security Transactions – Security transactions are accounted for on trade date.  Realized gains and losses on security transactions are determined on a specific identification basis.

        Distributions to Shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year and are recorded on the ex-dividend date.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales.  For the year ended March 31, 2006, no distributions were required.

Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period.  Actual results could differ from those estimates.

Reclassifications – In accordance with SOP-93-2, the New York Equity Fund has recorded a reclassification in the capital account.  As of March 31, 2006, the Fund has recorded a permanent book/tax difference of $60,676 respectively, from net investment loss to paid-in-capital.  This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Federal Income Taxes – It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

2.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $5,567,775 and $6,206,547 respectively, for the year ended March 31, 2006.

Net unrealized appreciation of the Fund’s investments at March 31, 2006 was $1,001,390 (gross unrealized appreciation of $1,295,828; gross unrealized depreciation of $294,438).

3.   TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENT

Under the terms of an Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million.  The Advisor was paid Advisory fees of $46,086 of which the Advisor voluntarily waived $46,086 of operating expenses for the year ended March 31, 2006.

The President of the Advisor is also President and a Trustee of the Trust.

PORTFOLIO TRANSACTIONS

Commissions paid by the Fund are based on the per transaction commission charge then in effect for the execution of a transaction for the Fund by the investment adviser.  Commissions paid to Pinnacle Investments, Inc., an affiliate of the Advisor, were $41,744 for the year ended March 31, 2006.

4.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2006, National Financial Services, for the benefit of others, in aggregate owned more than 76% of the Fund.

5.   RESTRICTED SECURITIES

The investment in 220,000 shares of Nibex, Inc. common stock, the sale of which is restricted, has been valued by the Board of Trustees at $.23 per share after considering certain pertinent factors, including the results of operations of Nibex, Inc. since the date of purchase of July 21, 2003 for $200,000 and the sales price of recent private placement in its common stock. No quoted market price exists for Nibex, Inc. shares. It is possible that the estimated value may differ significantly from the amount that might be ultimately realized in the near term and the difference could be material.

6.   TAX MATTERS

As of March 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital losses	$ (5,675,754)
Unrealized appreciation	1,001,390
$(4,674,364)

The following information is computed on a tax basis for each item as of March 31, 2006:

Cost of portfolio investments	$ 3,660,522

Gross unrealized appreciation	$ 1,323,740
Gross unrealized depreciation	(294,438)
Net unrealized appreciation	$ 1,029,302
Capital loss carryforwards	$ 5,685,304

The difference between book cost and tax cost consists of wash sales of $27,912.

 The capital loss carryforwards as of March 31, 2006 in the table above expire as follows:

Amount	Expires March 31,
$ 204,603	2009
2,176,408	2010
1,498,099	2011
1,482,962	2012
323,232	2014
$ 5,685,304

7.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of no par value shares of separate series.  The total paid-in-capital was $9,347,219 as of March 31, 2006.  Transactions in capital for the year end March 31, 2006 were as follows:

	Year Ended March 31, 2006	Year Ended March 31, 2005
Shares sold	21,079	50,645
Shares redeemed	(99,090)	(137,381)
Net decrease in shares	(78,011)	(86,736)

	Year Ended March 31, 2006	Year Ended March 31, 2005
Proceeds from sale of shares	$178,263	$387,831
Cost of shares redeemed	(820,515)	(1,147,771)
Net decrease in capital share transactions	$(642,252)	$(759,940)

NEW YORK EQUITY FUND

March 31, 2006

Expense Example

As a shareholder of the New York Equity Fund, you incur the following costs: management fees, transfer agent fees, custodian fees and other fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2005 through March 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period*
	10/1/2005	3/31/2006	10/1/2005 to 3/31/2006

Actual	$1,000.00	$1,150.19	$10.61
Hypothetical (5% Annual
Return before expenses)	$1,015.14	$1,015.06	$9.95

* Expenses are equal to the Fund's annualized expense ratio of 1.98% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE NEW YORK EQUITY FUND

ADDITIONAL INFORMATION (Unaudited)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on March 1, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-535-9169, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, 2005, are available without charge upon request by (1) calling the Fund at (800) 535-9169 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 535-9169 to request a copy of the SAI or to make shareholder inquiries.

Investment Advisory Agreement - At a board meeting held on March 24, 2006 the Board of Trustees, including a majority of independent Trustees, determined whether to renew the Advisory Agreement. The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Advisor and the reasonableness of the fees charged for those services.

The Trustees’ evaluation of the quality of the Advisor’s services took into account their knowledge and experience gained through meetings with reports of the Advisor over the course of the preceding year, as well as the many previous years that the current Advisor and Board of Trustees has been in existence. The Trustees concluded that the quality and responsiveness of the Advisor’s services were above or comparable to peer group advisors when considering fees charged for a Fund with a comparable level of assets. Both short-term and long-term investment performance of the Fund were considered. The Fund’s current and long-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Fund has outperformed most of its peer groups during recent 3-year period.  Based on experience and positive performance of the Advisor, the Trustees determined they were comfortable that the Advisor could continue improving its performance from the 2001 and 2002 results and continue the trend of positive results.

Investment Advisory Agreement (Continued) - The Trustees evaluated the cost of using the Advisor’s services and reviewed the Advisor’s policy of reimbursing the Fund for expenses. The Advisor has agreed to continue to cap expenses at 1.98% and has agreed to reimburse the Fund for any expenses over the cap. The Trustees also considered the scope and quality of the in-house capabilities of the Advisor and other resources dedicated to performing services for the Fund. The Trustees concluded that the staff and senior management of the Advisor were experienced industry professionals that were performing their functions in a capable manner through a volatile period in the equities market. The quality of the administrative and other services, including the Advisor’s role in coordinating the activities of the Fund’s other service providers, were considered in light of the Fund’s compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund’s independent public accountants in periodic meetings with the Trust’s Audit Committee. The Trustees found that the responsiveness of the Advisor’s administrative services was satisfactory. The Trustees also considered the business reputation of the Advisor and its financial resources and found that they were satisfactory.

In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Advisor concerning the Advisor’s profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. The Trustee also considered the voluntary fee waivers and expense reimbursements made by the Advisor in order to reduce the Fund’s operating expenses. In evaluating the Fund’s advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund. Based on these factors, the Trustees found that the Advisor’s fees were fair and reasonable, especially in light of it voluntarily waiving its fees and expense reimbursements.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue its Advisory Agreement without modifications to its terms, including the fees charged for services there under.

NEW YORK EQUITY FUND

TRUSTEES AND OFFICERS (Unaudited)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Joseph Masella One Unity Plaza at Franklin Square, Syracuse, NY Age: 57	Trustee	Since February 1997	1	Executive Vice President and a Director of Unity Mutual Life Insurance Company
Mark E. Wadach 110 Treeland Circle, Syracuse, NY Age: 53	Trustee	Since February 1997	1	Sales Representative for Morabito Gas & Electric Company. Prior to October 2000, he was a Mortgage Consultant for Syracuse Securities (a real estate financing firm).
Michael Samoraj 5710 Commons Park Dr. East Syracuse, NY Age:47	Chief Compliance Officer, Secretary	Since October 2004 Since April 2003	1	Registered representative and principal for Pinnacle Investments Inc.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Gregg A. Kidd [1] 5710 Commons Park Dr. East Syracuse, NY Age: 43	President and Trustee	Since November 1996	1	President of Pinnacle Investments, Inc. and Pinnacle Advisors LLC.
Daniel F. Raite [2] 5710 Commons Park Dr. East Syracuse, NY Age:59	Treasurer	Since November 1996	1	Vice President of Pinnacle Investments, Inc. and CCO for Pinnacle Advisors LLC

1 Gregg A. Kidd is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

2 Daniel F. Raite is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

New York Equity Fund

We have audited the accompanying statement of assets and liabilities of New York Equity Fund, (the "Fund"), a series of the New York Opportunity Funds, including the schedule of investments, as of March 31, 2006 and the related statement of operations, for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audit.  The financial highlights for each of the three years in the period ended March 31, 2004 were audited by other auditors whose reports expressed unqualified opinions on this information.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of March 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New York Equity Fund as of March 31, 2006, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	Sanville & Company
May 18, 2006

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The fund is small enough that the audit committee has deemed it unnecessary to elect an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

Item 4. Principal Accountant Fees and Services.

(a)        Audit Fees

            FY 2006                       $  9,561

            FY 2005                       $  9,250

(b)        Audit-Related Fees

                                                Registrant

            FY 2006                       $ 0

            FY 2005                       $ 0

(c)        Tax Fees

            FY 2006                       $ 750

            FY 2005                       $ 750

(d)        All Other Fees

Not available at this time.

(e)

(1)

Audit Committee’s Pre-Approval Policies

Due to the small size of the fund the audit committee has yet to develop a pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Not applicable.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 16, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New York State Opportunity Funds

By /s/Gregg A. Kidd

*Gregg A. Kidd

Chief Executive Officer

Date June 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregg A. Kidd

*Gregg A. Kidd

Chief Executive Officer

Date June 9, 2006

By /s/Daniel F. Raite

*Daniel F. Raite

Chief Financial Officer

Date June 9, 2006

* Print the name and title of each signing officer under his or her signature.